Exhibit 99.1

1 Supplemental Operating and Financial Data 2Q2021 July 29, 2021

Table of Contents .. Company Highlights Page .. Company Overview 4 .. Key Financial Metrics 5 .. Business Segment Disclosure 6 .. Financial Schedules 8 .. Debt Statistics 17 .. Unconsolidated Joint Ventures 20 .. Transaction Activity 21 .. Multifamily Portfolio .. Operating Schedules 23 .. Financial Statements 26 .. Office Portfolio .. Property Listing 29 .. Operating Schedules 30 2Q 2021 2 This Supplemental Operating and Financial Data should be read in connection with the Company’s second quarter 2021 earnings press release (included as Exhibit 99.2 of the Company’s Current Report on Form 8-K, filed on July 28, 2021) and quarterly report on Form 10-Q for the quarter ended June 30, 2021, as certain disclosures, definitions and reconciliations in such announcement have not been included in this Supplemental Operating and Financial Data. The Upton – Short Hills, NJ (Commenced Lease-Up) RiverHouse 9 - Weehawken, NJ (In-Construction) The Capstone – West New York, NJ (Commenced Lease-Up)

3 Company Highlights 2Q 2021 3

4 2Q 2021 Second Quarter Highlights & Key Stats CLI Company Highlights • Net income (loss) of $(0.81) per share for the second quarter 2021, compared to $(0.41) for the second quarter 2020 • Core Funds from Operations (“Core FFO”) per share of $0.15 for the second quarter 2021, compared to $0.28 for the second quarter 2020 • Operating multifamily portfolio was 94.4% occupied as of July 25, 2021, in line with pre- pandemic levels and up from 89.7% as of March 31, 2021, resulting in a 1.4% increase in sequential Net Operating Income (“NOI”) • Riverhouse 9, a 295-unit apartment building located in Port Imperial, NJ opened in June 2021 and was 59.7% leased as of July 25, 2021 • 51,600 square feet of new office leases and 23,900 square feet of lease extensions signed during the quarter, contributing to rise in Waterfront office occupancy to 75.4% as of June 30, 2021 • Suburban office disposition program substantially completed following $387 million of disposals in the quarter, resulting in $226 million of net cash proceeds • Further strengthened the balance sheet through redemption of $575 million unsecured corporate bonds and repayment of the $150 million term loan subsequent to quarter end • Expected $4-5 million of annual run-rate cash expense savings from the end of 2021 as a result of internal reorganization Key Financial Stats 2Q 2021 1Q 2021 Net Income / (Loss) per Diluted Share ($0.81) $0.06 Core FFO Per Diluted Share $0.15 $0.18 Total Equity $2.3 billion $2.1 billion Total Debt, Net $2.4 billion $2.8 billion Total Capitalization $4.7 billion $4.9 billion Debt-to-Undepreciated Assets 44.6% 48.4% Net Debt $2,359,284 $2,541,445 Annualized EBITDA $152,597 $171,092 Net Debt-to-EBITDA 15.2x 14.9x Key Portfolio Stats Residential Portfolio(1) Operating Units 5,825 5,825 % Physical Occupancy 92.3% 89.7% Average Rent Per Unit $2,914 $2,925 In-Construction Units(2) 1,616 1,616 Land Bank Units 8,510 8,510 Office Portfolio Square Feet of Office Space 5.3 million 6.8 million Consolidated In-Service Properties 9 17 % Leased Office 74.7% 74.2% % Commenced Occupancy 71.9% 72.3% Cash Rental Rate Roll-Up (13.1%) (4.2%) GAAP Rental Rate Roll-Up (9.0%) (1.1%) Average In-Place Rent Per Square Foot $40.85 $40.85

5 2Q 2021 Key Financial Metrics $ in thousands, except per share amounts and ratios Notes: See supporting “Key Financial Metrics” notes on page 34. CLI Company Highlights 2Q 2021 1Q 2021 4Q 2020 3Q 2020 2Q 2020 Net Income / (Loss) per Diluted Share (0.81) 0.06 0.67 (0.49) (0.41) Core FFO per Diluted Share (1) 0.15 0.18 0.16 0.30 0.28 Market Value of Equity (2) $2,276,673 $2,058,778 $1,763,801 $1,778,206 $2,040,913 → Common Equity (Includes OP Units) 1,759,701 1,543,511 1,250,504 1,266,854 1,531,798 → Preferred Equity (Rockpoint) 464,648 462,943 460,973 459,028 456,791 → OP Equity (Preferred OPs) 52,324 52,324 52,324 52,324 52,324 → Book Value of JV Minority Interest 42,424 43,447 44,772 45,529 46,737 Total Debt, Net 2,359,284 2,821,963 2,801,797 2,895,882 2,990,464 Total Capitalization 4,678,380 4,924,189 4,610,370 4,719,617 5,078,114 Shares and Units: Common Shares Outstanding 90,945,486 90,729,703 90,712,417 90,712,055 90,596,723 Common Units Outstanding 9,037,532 8,980,338 9,649,031 9,672,558 9,586,528 Combined Shares and Units 99,983,018 99,710,041 100,361,448 100,384,613 100,183,251 Weighted Average - Diluted (2) 99,872,946 99,760,068 100,338,165 100,306,910 100,212,820 Common Share Price ($’s): At the End of the Period $17.15 $15.48 $12.46 $12.62 $15.29 High During Period 17.95 16.80 14.67 15.85 18.83 Low During Period 15.28 11.74 10.41 12.14 12.90 Dividends Declared per Share 0.00 0.00 0.00 0.00 0.20 Debt Ratios: Net Debt to Adjusted EBITDA 15.2x 14.9x 15.8x 12.1x 13.0x Interest Coverage Ratio 2.3x 2.3x 2.1x 2.7x 2.6x Fixed Charge Coverage Ratio 1.2x 1.3x 1.3x 1.7x 1.7x Total Debt/Total Capitalization 50.4% 57.3% 60.8% 61.4% 58.9% Total Debt/Total Undepreciated Assets 44.6% 48.4% 48.3% 49.8% 50.2%

Business Segments – Residential

$ in millions

Components of Net Asset Value

		Roseland's	Stabilized Cap Rate		Annualized In-Place NOI*			Stabilized NOI*	
Residential Portfolio	Units	Ownership	Low	High	100%	Roseland's share	Occupancy	100%	Roseland's share
Operating Properties - Hudson Waterfront	3,644	85.0%	4.15%	- 4.35%	$69.9	$59.4	91.3%	$91.7	$78.0
Operating Properties - Massachussetts	1,168	100.0%	4.35%	- 4.65%	19.8	19.8	94.7%	22.7	22.7
Operating Properties - Other	1,013	61.2%	4.35%	- 4.65%	14.8	9.0	92.9%	20.0	12.2
In-Construction Properties [1]	1,616	86.6%	4.50%	- 4.65%	(1.8)	(1.6)	N/A	55.7	48.2
Commercial Assets	[3]	80.9%			(1.0)	(0.8)	71.5%	7.1	5.8
Hotels	372	100.0%			(3.1)	(3.1)	N/A	8.9	8.9

Balance Sheet and Other Items	Units	Per Unit Value Range	
Other Assets			
At Estimated Market Value			**Market Value**
Land Held for Development [2]	8,510	$45,000 - $55,000	*426*
Fee Income Business & Tax Credits			*31*
At Book Value			**Book Value**
Cash and Cash Equivalents			*7*
Restricted Cash			*15*
Rent and Account Receivables			*7*
Other Assets			*31*
Debt			
Operating Properties - Debt at Share			*(1,516)*
In-Construction Properties - Wholly-Owned Debt			*(344)*
In-Construction Properties - Unfunded Wholly-Owned Debt (to Achieve Stabilization)			*(112)*
In-Construction Properties - Unconsolidated JV Debt at Share			*(39)*
In-Construction Properties - Unfunded Unconsolidated JV Debt at Share (to Achieve Stabilization)			*(6)*
Hotels - Wholly-Owned Debt			*(89)*
Other Liabilities			
Accounts and Other Payables			*(83)*
Rockpoint Interest			*(465)*

Notes:
1) See Page 25 for additional information on In-Construction Properties.
2) 850 of the 8,510 units in the Land Bank are associated with sites where the Company does not own the site, but rather has the options to acquire land for development.
3) See Page 24 for additional information on Commercial Properties within Roseland.

2Q 2021 CLI Company Highlights 6

Business Segments – Office 7 2Q 2021 $ in millions CLI Company Highlights Notes: 1) NOI excludes straight-lining of rents and FAS 141 adjustments. See Information about Net Operating Income on p. 37. 2) Represents the Hyatt Regency in Jersey City, which is not part of Roseland. 3) Estimated market values for Land Held for Development are based on the estimated buildable SF and marketable units at estimated market pricing. The low range assumes 90.0% of the high range of value. Annualized In-Place NOI* (1) Office Portfolio MSF Ownership At Share Occupancy Hudson Waterfront 4.908 100.0% $75.0 75.4% Suburban 0.835 100.0% 9.7 71.1% Office JV 0.106 31.3% 0.2 93.2% Retail 0.191 100.0% 0.0 N/A Hotel (2) 351 units 50.0% (1.4) N/A Balance Sheet and Other Items Other Assets At Estimated Market Value Low High Land Held for Development (3) $103.7 $115.3 At book value Book Value Cash and Cash Equivalents 31 Restricted Cash 1 Rent and Account Receivables 67 Other Assets 162 Debt Unsecured Revolving Credit Facility (189) Senior Unsecured Notes, Net 0 Consolidated Property Debt (398) Unconsolidated Property Debt at Share (51) Other Liabilities Accounts and Other Payables (122) Preferred Equity/LP Interests (53) Common Stock and Operating Partnership Units Outstanding Shares of Common Stock and Operating Partnership Units 100 Components of Net Asset Value

8 2Q 2021 Balance Sheet $ in thousands (unaudited) Notes: See supporting “Balance Sheet” notes on page 34 for more information. CLI Company Highlights 4Q 2020 ASSETS Office/Corp. Roseland Elim./Other Total Rental property Land and leasehold interests $66,552 $323,983 - $396,535 $389,692 Buildings and improvements 1,070,252 1,904,529 - 2,974,781 2,936,071 Tenant improvements 159,985 6,883 - 166,868 171,622 Furniture, fixtures and equipment 6,678 83,404 - 90,082 83,553 Land and improvements held for development 19,340 301,861 - 321,201 324,145 Development and construction in progress 157,922 636,347 - 794,269 733,560 1,480,729 3,263,007 - 4,743,736 4,638,643 Less – accumulated depreciation and amortization (524,003) (169,865) - (693,868) (656,331) 956,726 3,093,142 - 4,049,868 3,982,312 Rental property held for sale, net 84,834 - - 84,834 656,963 Net Investment in Rental Property 1,041,560 3,093,142 - 4,134,702 4,639,275 Cash and cash equivalents 30,633 6,995 - 37,628 38,096 Restricted cash 1,456 14,691 - 16,147 14,207 Investments in unconsolidated joint ventures 3,610 151,304 - 154,914 162,382 Unbilled rents receivable, net 65,839 4,947 - 70,786 84,907 Deferred charges, goodwill and other assets, net (1) (2) 161,613 31,010 (19,244) 173,379 199,541 Accounts receivable 1,659 2,262 - 3,921 9,378 Total Assets $1,306,370 $3,304,351 ($19,244) $4,591,477 $5,147,786 LIABILITIES & EQUITY Senior unsecured notes, net - - - - $572,653 Unsecured revolving credit facility and term loans 189,000 - - 189,000 25,000 Mortgages, loans payable and other obligations, net 397,781 1,772,503 - 2,170,284 2,204,144 Note payable to affiliate - 19,244 (19,244) - 0 Dividends and distributions payable 386 - - 386 1,493 Accounts payable, accrued expenses and other liabilities 101,180 70,141 - 171,321 194,717 Rents received in advance and security deposits 19,097 8,309 - 27,406 34,101 Accrued interest payable 1,561 4,214 - 5,775 10,001 Total Liabilities $709,005 $1,874,411 ($19,244) $2,564,172 $3,042,109 Commitments and contingencies Redeemable noncontrolling interests 52,324 464,648 - 516,972 513,297 Total Stockholders’/Members Equity 412,617 922,609 - 1,335,226 1,398,817 Noncontrolling interests in subsidiaries: Operating Partnership 132,683 - - 132,683 148,791 Consolidated joint ventures (259) 42,683 - 42,424 44,772 Total Noncontrolling Interests in Subsidiaries 132,424 42,683 - 175,107 193,563 Total Equity 545,041 965,292 - 1,510,333 1,592,380 Total Liabilities and Equity $1,306,370 $3,304,351 ($19,244) $4,591,477 $5,147,786 2Q 2021

Income Statement – Quarterly Comparison

$ in thousands, except per share amounts
(unaudited)

	2Q 2021				1Q 2021	4Q 2020	3Q 2020	2Q 2020
	Office/ Corp.	Less: Disc. Ops	Roseland	Total				
REVENUES								
Revenue from leases:								
Base rents	$38,224	($5,565)	$30,897	$63,556	$61,620	$62,730	$62,071	$62,079
Escalations and recoveries from tenants	4,624	(300)	1,056	5,380	4,151	4,508	5,325	4,278
Real estate services	4	-	2,589	2,593	2,527	2,766	2,876	2,755
Parking income	1,228	2	2,254	3,484	3,086	3,272	4,033	3,034
Hotel income	-	-	2,714	2,714	1,053	997	893	772
Other income	2,733	18	769	3,520	3,656	2,291	3,999	1,279
Total revenues	**$46,813**	**($5,845)**	**$40,279**	**$81,247**	**$76,093**	**$76,564**	**$79,197**	**$74,197**
EXPENSES								
Real estate taxes	$6,301	($790)	$6,711	$12,222	$11,831	$12,881	$11,011	$10,777
Utilities	2,107	(368)	1,412	3,151	4,092	3,153	3,598	3,113
Operating services	10,671	(1,359)	9,778	19,090	15,450	17,134	19,116	15,842
Real estate service expenses	50	-	3,163	3,213	3,318	3,448	3,300	3,085
General and administrative	9,476	(2)	8,593	18,067	13,989	11,636	28,944	16,966
Dead deal and transaction-related costs	1,495	-	1,250	2,745	-	-	-	277
Depreciation and amortization	13,429	(253)	15,717	28,893	28,173	28,931	31,769	27,440
Property impairments	6,041	-	-	6,041	-	-	36,582	-
Land and other impairments	-	-	7,519	7,519	413	(6,584)	1,292	16,846
Total expenses	**$49,570**	**($2,772)**	**$54,143**	**$100,941**	**$77,266**	**$70,599**	**$135,612**	**$94,346**
Operating Income (expense)	**($2,757)**	**($3,073)**	**($13,864)**	**($19,694)**	**($1,173)**	**$5,965**	**($56,415)**	**($20,149)**
OTHER (EXPENSE) INCOME								
Interest expense	($7,192)	$277	($9,639)	($16,554)	($17,610)	($19,197)	($20,265)	($20,611)
Interest and other investment income (loss)	95	-	-	95	17	1	3	7
Equity in earnings (loss) of unconsolidated joint ventures	(14)	-	363	349	(1,456)	(3,551)	1,373	(946)
Realized and unrealized gains (losses) on disposition	5,601	(2,080)	-	3,521	-	13,396	-	-
Gain on disposition of developable land	111	-	-	111	-	974	-	-
Gain on sale from unconsolidated joint ventures	-	-	-	-	-	35,184	-	-
Gain (loss) from early extinguishment of debt, net	(46,735)	-	-	(46,735)	-	(272)	-	-
Total other income (expense)	**(48,134)**	**(1,803)**	**(9,276)**	**(59,213)**	**(19,049)**	**26,535**	**(18,889)**	**(21,550)**
Income from continuing operations	**(50,891)**	**(4,876)**	**(23,140)**	**(78,907)**	**(20,222)**	**32,500**	**(75,304)**	**(41,699)**
Income from discontinued operations	-	2,796	-	2,796	10,962	10,697	18,411	20,694
Realized gains (losses) on disposition	-	2,080	-	2,080	22,781	35,101	15,775	(11,929)
Total discontinued operations	**-**	**4,876**	**-**	**4,876**	**33,743**	**45,798**	**34,186**	**8,675**
Net Income	**(50,891)**	**-**	**(23,140)**	**(74,031)**	**13,521**	**78,298**	**(41,118)**	**(32,934)**
Noncontrolling interest in consolidated joint ventures	-	-	1,198	$1,198	$1,335	$795	$895	$829
Noncontrolling interests in Operating Partnership from continuing operations	7,669	-	-	7,669	2,305	(2,582)	7,770	4,527
Noncontrolling interests in Operating Partnership in discontinued operations	(444)	-	-	(444)	(3,067)	(4,409)	(3,284)	(838)
Redeemable noncontrolling interest	(455)	-	(6,016)	(6,471)	(6,471)	(6,470)	(6,471)	(6,471)
Net income (loss) available to common shareholders	**($44,121)**	**$0**	**($27,958)**	**($72,079)**	**$7,623**	**$65,632**	**($42,208)**	**($34,887)**
Basic earnings per common share:								
Net income (loss) available to common shareholders				($0.81)	$0.06	$0.67	($0.49)	($0.41)
Diluted earnings per common share:								
Net income (loss) available to common shareholders				($0.81)	$0.06	$0.67	($0.49)	($0.41)
Basic weighted average shares outstanding				90,774,000	90,692,000	90,677,000	90,671,000	90,629,000
Diluted weighted average shares outstanding				99,873,000	99,760,000	100,338,000	100,307,000	100,213,000

2Q 2021 CLI Company Highlights 9

FFO & Core FFO – Quarterly Comparison

$ in thousands, except per share amounts and ratios
(unaudited)

	2Q 2021	1Q 2021	4Q 2020	3Q 2020	2Q 2020
Net income (loss) available to common shareholders	($72,079)	$7,623	$65,632	($42,208)	($34,887)
Add (deduct): Noncontrolling interest in Operating Partnership	(7,669)	(2,305)	2,582	(7,770)	(4,527)
Noncontrolling interests in discontinued operations	444	3,067	4,409	3,284	838
Real estate-related depreciation and amortization on continuing operations [1]	31,097	30,122	30,960	34,764	30,297
Real estate-related depreciation and amortization on discontinued operations	252	659	831	1,267	1,354
Property impairments on continuing operations	6,041	-	-	36,582	-
Impairment of unconsolidated joint venture investment (included in Equity in earnings)	(2)	-	2,562	-	-
Gain on sale from unconsolidated joint ventures	-	-	(35,184)	-	-
Continuing operations: Realized and unrealized (gains) losses on disposition of rental property, net	(3,521)	-	(13,396)	-	-
Discontinued operations: Realized and unrealized (gains) losses on disposition of rental property, net	(2,080)	(22,781)	(35,101)	(15,775)	11,929
Funds from operations [2]	**($47,517)**	**$16,385**	**$23,295**	**$10,144**	**$5,004**
Add/(Deduct):					
(Gain)/Loss from extinguishment of debt, net	$46,735	-	$272	-	-
Dead deal costs and other post-sale items in Other income	(1,351)	(1,717)	-	-	-
Dead deal and transaction-related costs	2,745	-	-	2,583	277
Land and other impairments	7,519	413	(6,584)	1,292	16,846
Gain on disposition of developable land	-	-	(974.00)	-	-
CEO and related management changes costs	-	2,089	-	-	-
Severance/separation costs on management restructuring	7,213	1,045	191	8,900	891
Proxy fight costs	-	-	-	6,954	5,017
Core FFO	**$15,344**	**$18,215**	**$16,200**	**$29,873**	**$28,035**
Diluted weighted average shares/units outstanding [7]	99,873,000	99,760,000	100,338,000	100,307,000	100,213,000
Funds from operations per share-diluted	($0.48)	$0.16	$0.23	$0.10	$0.05
Core Funds from Operations per share/unit-diluted	$0.15	$0.18	$0.16	$0.30	$0.28
Dividends declared per common share	$0.00	$0.00	$0.00	$0.00	$0.20

Notes:
See footnotes and "Information About FFO, Core FFO, AFFO & Adjusted EBITDA" on page 33.

2Q 2021 CLI Company Highlights 10

AFFO & Adjusted EBITDA – Quarterly Comparison 11 2Q 2021 $ in thousands, except per share amounts and ratios (unaudited) CLI Company Highlights Notes: See footnotes and “Information About FFO, Core FFO, AFFO & Adjusted EBITDA” on page 33. 2Q 2021 1Q 2021 4Q 2020 3Q 2020 2Q 2020 Core FFO (calculated on previous page) $15,344 $18,215 $16,200 $29,873 $28,035 Add (Deduct) Non-Cash Items: Straight-line rent adjustments (3) ($2,255) ($1,279) ($2,184) ($467) $856 Amortization of market lease intangibles, net (4) (620) (1,032) (1,048) (858) (857) Amortization of lease inducements 5 (13) (21) (40) 59 Amortization of stock compensation 2,609 2,601 2,019 799 2,496 Non-real estate depreciation and amortization 329 325 342 336 482 Amortization of debt discount/(premium) and mark-to-market, net 65 167 (373) (238) (238) Amortization of deferred financing costs 1,283 907 1,467 1,074 1,060 Deduct: Non-incremental revenue generating capital expenditures: Building improvements (2,662) (2,693) (4,365) (2,975) (1,104) Tenant improvements and leasing commissions (5) (502) (770) (6,248) (4,057) (2,897) Tenant improvements and leasing commissions on space vacant for more than one year (6,354) (2,802) (2,479) (1,627) (6,068) Core AFFO (2) $7,238 $13,626 $3,310 $21,821 $21,824 Core FFO (calculated on previous page) $15,344 $18,215 $16,200 $29,873 $28,035 Deduct: Equity in earnings (loss) of unconsolidated joint ventures, net ($349) $1,456 $989 ($1,373) $946 Equity in earnings share of depreciation and amortization (2,531) (2,275) (2,371) (3,331) (3,340) Add-back: Interest expense 16,830 18,904 20,518 21,586 21,919 Recurring JV distributions 3,545 1,221 2,432 6,425 3,682 Income (loss) in noncontrolling interest in consolidated joint ventures (1,198) (1,334) (795) (895) (830) Redeemable noncontrolling interest 6,471 6,471 6,471 6,471 6,471 Income tax expense 38 115 72 84 34 Adjusted EBITDA $38,149 $42,773 $43,515 $58,840 $56,917 Net debt at period end (6) $2,359,284 $2,541,445 $2,749,493 $2,858,504 $2,950,026 Net debt to Adjusted EBITDA 15.2x 14.9x 15.8x 12.1x 13.0x

$ in thousands, except per share amounts
(unaudited)

Income Statement – Year-to-Date Comparison

	YTD 2021			YTD 2020		
	All Operations	Less: Disc. Ops	Total	All Operations	Less: Disc. Ops	Total
REVENUES						
Revenue from leases:						
Base rents	$150,381	($25,205)	$125,176	$199,600	($70,852)	$128,748
Escalations and recoveries from tenants	11,754	(2,223)	9,531	16,207	(6,619)	9,588
Real estate services	5,120	-	5,120	5,748	-	5,748
Parking income	6,586	(16)	6,570	8,398	(99)	8,299
Hotel income	3,767	-	3,767	2,397	-	2,397
Other income	7,214	(38)	7,176	3,025	(4)	3,021
Total revenues	**$184,822**	**($27,482)**	**$157,340**	**$235,375**	**($77,574)**	**$157,801**
EXPENSES						
Real estate taxes	$27,583	($3,530)	$24,053	$31,959	($10,042)	$21,917
Utilities	9,597	(2,354)	7,243	12,692	(5,726)	6,966
Operating services	39,883	(5,343)	34,540	46,922	(14,859)	32,063
Real estate service expenses	6,531	-	6,531	6,807	-	6,807
General and administrative	32,071	(15)	32,056	32,810	(26)	32,784
Dead deal and transaction-related costs	2,745	-	2,745	277	-	277
Depreciation and amortization	57,978	(912)	57,066	64,042	(2,707)	61,335
Property impairments	6,041	-	6,041	-	-	-
Land and other impairments	7,932	-	7,932	22,109	-	22,109
Total expenses	**$190,361**	**($12,154)**	**$178,207**	**$217,618**	**($33,360)**	**$184,258**
Operating Income (expense)	**($5,539)**	**($15,328)**	**($20,867)**	**$17,757**	**($44,214)**	**($26,457)**
OTHER (EXPENSE) INCOME						
Interest expense	($35,734)	$1,570	($34,164)	($44,144)	$2,615	($41,529)
Interest and other investment income (loss)	112	-	112	40	(1)	39
Equity in earnings (loss) of unconsolidated joint ventures	(1,107)	-	(1,107)	(1,654)	-	(1,654)
Realized gains (losses) and unrealized losses on disposition	28,382	(24,861)	3,521	(47,590)	39,675	(7,915)
Gain on sale of land/other	111	-	111	4,813	-	4,813
Gain (loss) from early extinguishment of debt, net	(46,735)	-	(46,735)	-	-	-
Total other income (expense)	**(54,971)**	**(23,291)**	**(78,262)**	**(88,535)**	**42,289**	**(46,246)**
Income from continuing operations	**(60,510)**	**(38,619)**	**(99,129)**	**(70,778)**	**(1,925)**	**(72,703)**
Income from discontinued operations	-	13,758	13,758	-	41,600	41,600
Realized gains (losses) on disposition	-	24,861	24,861	-	(39,675)	(39,675)
Total discontinued operations	-	**38,619**	**38,619**	-	**1,925**	**1,925**
Net Income	**(60,510)**	-	**(60,510)**	**(70,778)**	-	**(70,778)**
Noncontrolling interest in consolidated joint ventures	2,533	-	$2,533	1,005	-	$1,005
Noncontrolling interests in Operating Partnership of income from continuing operations	9,974	-	9,974	8,089	-	8,089
Noncontrolling interests in Operating Partnership in discontinued operations	(3,511)	-	(3,511)	(185)	-	(185)
Redeemable noncontrolling interest	(12,942)	-	(12,942)	(12,942)	-	(12,942)
Net income (loss) available to common shareholders	**($64,456)**	-	**($64,456)**	**($74,811)**	**$0**	**($74,811)**
Basic earnings per common share:						
Net income (loss) available to common shareholders			($0.75)			($0.88)
Diluted earnings per common share:						
Net income (loss) available to common shareholders			($0.75)			($0.88)
Basic weighted average shares outstanding			90,733,000			90,622,000
Diluted weighted average shares outstanding			99,817,000			100,198,000

2Q 2021
CLI Company Highlights
12

FFO & Core FFO – Year-to-Date Comparison 13 2Q 2021 $ in thousands, except per share amounts and ratios (unaudited) Notes: See footnotes and “Information About FFO, Core FFO, AFFO & Adjusted EBITDA” on page 33. CLI Company Highlights YTD 2021 YTD 2020 Net income (loss) available to common shareholders ($64,456) ($74,811) Add (deduct): Noncontrolling interest in Operating Partnership (9,974) (8,089) Noncontrolling interests in discontinued operations 3,511 185 Real estate-related depreciation and amortization on continuing operations (1) 61,219 67,092 Real estate-related depreciation and amortization on discontinued operations 911 2,708 Property impairments on continuing operations 6,041 - Impairment of unconsolidated joint venture investment (included in Equity in earnings) (2) - Continuing operations: Realized (gains) and unrealized losses on disposition of rental property, net (3,521) 7,915 Discontinued operations: Realized (gains) loss and unrealized losses on disposition of rental property, net (24,861) 39,675 Funds from operations (2) ($31,132) $34,675 Add/(Deduct): (Gain)/Loss from extinguishment of debt, net $46,735 - Dead deal costs and other post-sale items in Other income (3,068) - Dead deal and transaction-related costs 2,745 277 Land and other impairments 7,932 22,109 Gain on disposition of developable land - (4,813) CEO and related management changes costs 2,089 - Severance/separation costs on management restructuring 8,258 2,838 Reporting system conversion costs - 363 Proxy fight costs - 5,816 Core FFO $33,559 $61,265 Diluted weighted average shares/units outstanding (7) 99,817,000 100,198,000 Funds from operations per share-diluted ($0.31) $0.35 Core Funds from Operations per share/unit-diluted $0.34 $0.61 Dividends declared per common share $0.00 $0.40

AFFO & Adjusted EBITDA – Year-to-Date Comparison 14 2Q 2021 $ in thousands, except per share amounts and ratios (unaudited) CLI Company Highlights Notes: See footnotes and “Information About FFO, Core FFO, AFFO & Adjusted EBITDA” on page 33. YTD 2021 YTD 2020 Core FFO (calculated on previous page) $33,559 $61,265 Add (Deduct) Non-Cash Items: Straight-line rent adjustments (3) ($3,534) ($1,277) Amortization of market lease intangibles, net (4) (1,652) (1,803) Amortization of lease inducements (8) 116 Amortization of stock compensation 5,210 5,108 Non-real estate depreciation and amortization 654 932 Amortization of debt discount/(premium) and mark-to-market, net 232 (474) Amortization of deferred financing costs 2,190 2,084 Deduct: Non-incremental revenue generating capital expenditures: Building improvements (5,355) (4,350) Tenant improvements and leasing commissions (5) (1,272) (10,990) Tenant improvements and leasing commissions on space vacant for more than one year (9,156) (9,026) Adjusted FFO (2) $20,868 $41,585 Core FFO (calculated on previous page) $33,559 $61,265 Deduct: Equity in earnings (loss) of unconsolidated joint ventures, net $1,107 $1,655 Equity in earnings share of depreciation and amortization (4,806) (6,690) Add-back: Interest expense 35,734 44,144 Recurring JV distributions 4,766 6,141 Income (loss) in noncontrolling interest in consolidated joint ventures (2,532) (1,005) Redeemable noncontrolling interest 12,941 12,941 Income tax expense 153 40 Adjusted EBITDA $80,922 $118,491 Net debt at period end (6) $2,305,509 $2,950,026 Net debt to Adjusted EBITDA 14.2x 12.4x

EBITDAre – Quarterly Comparison

$ in thousands
(unaudited)

	2Q 2021	1Q 2021	4Q 2020	3Q 2020	2Q 2020
Net Income (loss) available to common shareholders	($72,079)	$7,623	$65,632	($42,208)	($34,887)
Add/(Deduct):					
Noncontrolling interest in operating partnership	(5,614)	(2,305)	2,582	(7,874)	(4,626)
Noncontrolling interest in discontinued operations	(1,611)	3,067	4,409	3,388	937
Noncontrolling interest in consolidated joint ventures [a]	(1,198)	(1,335)	(795)	(895)	(829)
Redeemable noncontrolling interest	6,471	6,471	6,470	6,471	6,471
Interest expense	16,830	18,904	20,518	21,586	21,919
Income tax expense	38	115	71	84	34
Depreciation and amortization	29,146	28,832	29,762	33,036	28,794
Deduct:					
Continuing operations: Realized and unrealized (gains) losses on disposition of rental property, net	(3,521)	-	(13,396)	-	-
Discontinued operations: Realized and unrealized (gains) losses on disposition of rental property, net	(2,080)	(22,781)	(35,101)	(15,775)	11,929
(Gain)/loss on sale from unconsolidated joint ventures	-	-	(35,184)	-	-
Equity in (earnings) loss of unconsolidated joint ventures	(348)	1,456	3,551	(1,373)	946
Add:		-			
Property Impairments	6,041	-	-	36,582	-
Company's share of property NOI's in unconsolidated joint ventures [1]	6,970	4,233	5,006	7,518	6,823
EBITDAre	**($20,955)**	**$44,280**	**$53,525**	**$40,540**	**$37,511**
Add:					
Loss from extinguishment of debt, net	46,735	-	272	-	-
Severance/Separation costs on management restructuring	7,213	1,045	191	8,900	891
Dead deal costs and other post-sale items in Other income	(1,351)	(1,717)	-	-	-
Dead deal and transaction-related costs	2,745	-	-	2,583	277
Land and other impairments	7,519	413	(6,584)	1,292	16,846
Gain on disposition of developable land	-	-	(974)	-	-
Proxy fight costs	-	-	-	6,954	5,017
CEO and related management changes	-	2,089	-	-	-
Adjusted EBITDAre	**$41,906**	**$46,110**	**$46,430**	**$60,269**	**$60,542**
(a) Noncontrolling interests in consolidated joint ventures:					
BLVD 425	(301)	(313)	(328)	(395)	(80)
BLVD 401	(736)	(767)	(202)	(200)	(105)
Port Imperial Garage South	(141)	(185)	(153)	(181)	(224)
Port Imperial Retail South	23	(9)	(5)	(3)	(3)
Other consolidated joint ventures	(43)	(61)	(107)	(116)	(417)
Net losses in noncontrolling interests	**($1,198)**	**($1,335)**	**($795)**	**($895)**	**($829)**
Add:					
Depreciation in noncontrolling interest in consolidated JV's	680	697	659	661	669
Funds from operations - noncontrolling interest in consolidated JV's	**($518)**	**($638)**	**($136)**	**($234)**	**($160)**
Add:					
Interest expense in noncontrolling interest in consolidated JV's	807	807	808	806	805
Net operating income before debt service in consolidated JV's	**$289**	**$169**	**$672**	**$572**	**$645**

Notes:

(1) See unconsolidated joint venture NOI details on page 20 for 2Q 2021. See Information about Net Operating Income on p. 37.
See Information About EBITDAre on page 33.

2Q 2021 CLI Company Highlights 15

Same Store Performance

$ in thousands

Residential Same Store[1]

	Year-over-Year For the Three Months Ended				Year-over-Year For the Six Months Ended				Sequential For the Three Months Ended			
	2Q 2021	2Q 2020	Change	% Change	2Q 2021	2Q 2020	Change	% Change	2Q 2021	1Q 2021	Change	% Change
Total Property Revenues (GAAP)	$37,572	$39,363	($1,791)	(4.6%)	$74,576	$81,518	($6,942)	(8.5%)	$37,572	$37,005	$567	1.5%
Real Estate Taxes	$5,846	$5,418	$428	7.9%	$11,521	$10,838	$683	6.3%	$5,846	$5,675	$171	3.0%
Payroll	2,798	3,016	(218)	(7.2%)	5,449	6,134	(685)	(11.2%)	2,798	2,651	147	5.6%
Repairs & Maintenance	3,233	2,740	493	18.0%	5,806	4,774	1,031	21.6%	3,233	2,573	660	25.7%
Utilities	1,075	1,026	50	4.8%	2,743	2,397	345	14.4%	1,075	1,667	(592)	(35.5%)
Insurance	838	570	268	46.9%	1,662	1,176	486	41.4%	838	825	13	1.6%
Marketing	1,130	698	431	61.8%	2,201	1,407	794	56.4%	1,130	1,072	58	5.4%
Management Fees & Other	1,489	1,648	(159)	(9.6%)	3,158	3,284	(126)	(3.8%)	1,489	1,669	(180)	(10.8%)
Total Property Expenses	$16,408	$15,116	$1,292	8.5%	$32,539	$30,011	$2,529	8.4%	$16,408	$16,132	$276	1.7%
Same Store GAAP NOI[2]	**$21,164**	**$24,247**	**($3,083)**	**(12.7%)**	**$42,037**	**$51,508**	**($9,471)**	**(18.4%)**	**$21,164**	**$20,873**	**$290**	**1.4%**
Total Units	5,499	5,499	-	-	5,499	5,499	-	-	5,499	5,499	-	-
% Ownership	78.7%	78.7%	-	-	78.7%	78.7%	-	-	78.7%	78.7%	-	-
% Occupied - Average	90.6%	90.2%	0.4%	-	89.5%	92.1%	(2.6%)	-	90.6%	88.4%	2.2%	-

Office Same Store[3]

	Year-over-Year For the Three Months Ended				Year-over-Year For the Six Months Ended			
	2Q 2021	2Q 2020	Change	% Change	2Q 2021	2Q 2020	Change	% Change
Total Property Revenues (GAAP)	$36,241	$34,965	$1,276	3.6%	$71,251	$73,409	($2,158)	(2.9%)
Real Estate Taxes	$5,077	$4,909	$168	3.4%	$10,154	$9,816	$338	3.4%
Utilities	1,701	1,500	201	13.4%	3,888	3,717	171	4.6%
Operating Services	7,548	7,169	379	5.3%	14,448	14,771	(323)	(2.2%)
Total Property Expenses	$14,326	$13,578	$748	5.5%	$28,490	$28,304	$186	0.7%
Same Store GAAP NOI[4]	**$21,915**	**$21,387**	**$528**	**2.5%**	**$42,761**	**$45,105**	**($2,344)**	**(5.2%)**
Less: straight-lining of rents adj. and FAS 141	$2,073	($564)	$2,637	467.6%	$3,760	$1,641	$2,119	129.1%
Same Store Cash NOI	$19,842	$21,951	($2,109)	(9.6%)	$39,001	$43,464	($4,463)	(10.3%)
Total Properties	6	6	-	-	6	6	-	-
Total Square Footage	4,508,801	4,508,801	-	-	4,508,801	4,508,801	-	-
% Leased	75.4%	78.6%	(3.2%)	-	75.4%	78.6%	(3.2%)	-

Notes:
See supporting "Same Store Performance" footnotes on page 34. See Information about Net Operating Income on p. 37.

2Q 2021 CLI Company Highlights 16

17 2Q 2021 Debt Summary & Maturity Schedule $ in thousands Notes: See supporting “Debt Summary & Future Repayments Schedule” notes on page 34. CLI Company Highlights $74 $56 $214 $250 $150 $4 $148 $308 $408 $206 $293 $72 $27 $162 $88 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 Debt Maturity Schedule Construction Office Secured Residential Secured Term Loan Revolver Unused Revolver Capacity Debt Breakdown % Weighted Average Weighted Average Balance of Total Interest Rate (1) Maturity in Years Fixed Rate Debt Fixed Rate Secured Debt $1,686,733 71.1% 3.72% 5.74 Subtotal: Fixed Rate Debt $1,686,733 71.1% 3.72% 5.74 Variable Rate Debt Variable Rate Secured Debt $685,133 28.9% 3.30% 2.83 Subtotal: Variable Rate Debt $685,133 28.9% 3.30% 2.83 Totals/Weighted Average $2,371,866 100.0% 3.60% 4.90 Unamortized Deferred Financing Costs (12,582) Total Consolidated Debt, net $2,359,284 Partners’ Share (74,831) CLI Share of Total Consolidated Debt, net (2) $2,284,453 Unconsolidated Secured Debt CLI Share $351,331 56.4% 3.99% 6.68 Partners’ Share 306,413 43.6% 3.99% 6.68 Total Unconsolidated Secured Debt $657,744 100.0% 3.99% 6.68

Residential Debt Profile

$ in thousands

	Lender	Effective Interest Rate [1]	June 30, 2021	December 31, 2020	Date of Maturity
Secured Construction Loans					
RiverHouse 9 [2]	Bank of New York Mellon	LIBOR + 2.13%	74,069	46,357	12/19/22
The Upton [3]	People's United Bank	LIBOR + 2.15%	55,785	42,459	03/26/23
The Charlotte [4]	QuadReal Finance	LIBOR + 2.70%	214,279	161,544	12/01/24
Total Secured Construction Debt			**$344,133**	**$250,360**	
Secured Permanent Loans					
Port Imperial South 4/5 Retail	American General Life & A/G PC	4.56%	3,831	3,866	12/01/21
Marriott Hotels at Port Imperial	Fifth Third Bank	LIBOR + 3.40%	89,000	94,000	04/09/22
Portside 7	CBRE Capital Markets/FreddieMac	3.57%	58,998	58,998	08/01/23
Signature Place	Nationwide Life Insurance Company	3.74%	43,000	43,000	08/01/24
Liberty Towers	American General Life Insurance Company	3.37%	265,000	265,000	10/01/24
Portside 5/6	New York Life Insurance Co.	4.56%	97,000	97,000	03/10/26
BLVD 425	New York Life Insurance Co.	4.17%	131,000	131,000	08/10/26
BLVD 401	New York Life Insurance Co.	4.29%	117,000	117,000	08/10/26
145 Front Street	MUFG Union Bank	LIBOR + 1.84%	63,000	63,000	12/10/26
Quarry Place at Tuckahoe	Natixis Real Estate Capital LLC	4.48%	41,000	41,000	08/05/27
BLVD 475	Northwestern Mutual Life	2.91%	165,000	165,000	11/10/27
RiverHouse 11	Northwestern Mutual Life	4.52%	100,000	100,000	01/10/29
Soho Lofts	New York Community Bank	3.77%	160,000	160,000	07/01/29
Port Imperial South 4/5 Garage	American General Life & A/G PC	4.85%	32,904	33,138	12/01/29
The Emery	New York Community Bank	3.21%	72,000	72,000	01/01/31
Principal balance outstanding			1,438,733	1,444,002	
Unamortized deferred financing costs			(10,363)	(11,595)	
Total Secured Permanent Debt			**$1,428,370**	**$1,432,407**	
Total Debt - Residential Portfolio - A			**$1,772,503**	**$1,682,767**	

Notes:
See supporting "Debt Profile" notes on page 34.

2Q 2021 CLI Company Highlights 18

Office Debt Profile

$ in thousands

	Lender	Effective Interest Rate [(1)]	June 30, 2021	December 31, 2020	Date of Maturity
Secured Permanent Loans					
101 Hudson	Wells Fargo CMBS	3.20%	250,000	250,000	10/11/26
Short Hills Portfolio	Wells Fargo CMBS	4.15%	-	124,500	04/01/27
111 River	Apollo/Athene	3.90%	150,000	150,000	09/01/29
Principal balance outstanding			400,000	524,500	
Unamortized deferred financing costs			(2,219)	(3,123)	
Total Secured Debt - Office Portfolio			**$397,781**	**$521,377**	
Senior Unsecured Notes:					
4.500%, Senior Unsecured Notes	public debt	4.61%	-	300,000	04/18/22
3.150%, Senior Unsecured Notes	public debt	3.52%	-	275,000	05/15/23
Principal balance outstanding			-	575,000	
Adjustment for unamortized debt discount			-	(1,504)	
Unamortized deferred financing costs			-	(843)	
Total Senior Unsecured Notes, net:			**-**	**$572,653**	
Secured Revolving Credit Facilities & Term Loans:					
Secured Revolving Credit Facility	8 Lenders	LIBOR + 2.75%	162,000	-	07/25/21
Secured Term Loan	8 Lenders	LIBOR + 2.25%	27,000	-	
Total Secured Revolving Credit Facilities & Term Loans:			189,000	-	
Total Debt - Office Portfolio - B			**586,781**	**1,119,029**	
Total Debt - Residential Portfolio - A (from previous page)			**1,772,503**	**1,682,767**	
Total Consolidated Debt: A + B = C			**2,359,284**	**2,801,797**	

Notes:
See supporting "Debt Profile" notes on page 34.

2Q 2021 CLI Company Highlights 19

Unconsolidated Joint Ventures

$ in thousands

Property	Units/SF	Physical Occupancy	CLI's Nominal Ownership (1)	2Q 2021 NOI (a)	Total Debt	NOI After Debt Service (b)	CLI Share of NOI (c)	CLI Share of Debt	CLI NOI After Debt Service (d)	CLI 2Q 2021 FFO
Residential										
Urby Harborside	762	93.0%	85.0%	$6,751	$192,000	$4,256	$5,738	$163,200	$3,618	$3,553
RiverTrace at Port Imperial	316	90.5%	22.5%	1,504	82,000	846	338	18,450	190	187
Capstone at Port Imperial	168	40.3%	40.0%	(337)	96,419	(1,229)	(135)	38,568	(492)	(255)
Riverpark at Harrison	141	93.6%	45.0%	352	30,192	73	158	13,586	33	31
Metropolitan	130	93.8%	25.0%	817	42,567	657	204	10,642	164	(20)
Metropolitan Lofts	59	94.9%	50.0%	114	18,200	41	57	9,100	21	(12)
Station House	378	91.0%	50.0%	1,379	94,244	243	690	47,122	122	103
Subtotal - Residential	**1,954**	**87.8%**	**56.3%**	**$10,580**	**$555,622**	**$4,887**	**$7,050**	**$300,668**	**$3,656**	**$3,587**
Office										
Offices at Crystal Lake	106,345	93.2%	31.3%	132	2,122	107	41	663	33	32
Subtotal - Office	**106,345**	**93.2%**	**31.3%**	**$132**	**$2,122**	**$107**	**$41**	**$663**	**$33**	**$32**
Retail/Hotel										
Hyatt Regency Jersey City	351	41.9%	50.0%	(711)	100,000	(1,629)	(356)	50,000	(815)	0
Subtotal - Retail/Hotel		**41.9%**	**50.0%**	**($711)**	**$100,000**	**($1,629)**	**($356)**	**$50,000**	**($815)**	**$0**
Total Operating			**56.4%**	**$10,001**	**$657,744**	**$3,365**	**$6,735**	**$351,331**	**$2,874**	**$3,619**
Other Unconsolidated JVs				466	-	466	235	-	235	(59)
Total Unconsolidated JVs (2)				**$10,467**	**$657,744**	**$3,831**	**$6,970**	**$351,331**	**$3,109**	**$3,560**

Notes:

(a) The sum of property-level revenue, straight-line and ASC 805 adjustments; less: operating expense, real estate taxes and utilities.

(b) Property-level revenue; less: operating expense, real estate taxes and utilities, property-level G&A expense and property-level interest expense.

(c) GAAP NOI at Company's ownership interest in the joint venture property.

(d) NOI After Debt Service at Company's ownership interest in the joint venture property, calculated as Company's share of GAAP NOI after deducting Company's share of the unconsolidated joint ventures' interest expense. The Company's share of the interest expense is $3,884,000 for 2Q 2021.

See supporting "Unconsolidated Joint Ventures" notes on page 34 and Information About Net Operating Income (NOI) on page 37.

2Q 2021 CLI Company Highlights 20

Transaction Activity 21 2Q 2021 $ in thousands (incl. per unit values) except per SF CLI Company Highlights Office Portfolio Number of Percentage Gross Asset Price Per Weighted Average Location Transaction Date Buildings SF Leased Value (1) SF Cap Rate 1Q 2021 Dispositions 100 Overlook Center Princeton, NJ 01/14/21 1 149,600 94.0% $38,000 $254 Metropark portfolio Edison & Iselin, NJ 03/24/21 4 926,656 91.2% 254,000 274 Total 1Q 2021 Dispositions 5 1,076,256 91.6% $292,000 $271 7.2% 2Q 2021 Dispositions (2) Short Hills portfolio Short Hills, NJ 04/20/21 4 828,413 82.0% 255,000 $308 Red Bank portfolio Red Bank, NJ 06/11/21 5 639,490 68.1% 84,000 131 Wegman's Retail Center Hanover, NJ 06/30/21 4 151,488 88.0% 46,000 304 Total 2Q 2021 Dispositions 13 1,619,391 77.1% $385,000 $238 7.6% Notes: See supporting “Transaction Activity” notes on page 35.

22 Multifamily Portfolio 2Q 2021 22

Operating Communities – Residential

$ in thousands, except per home

	Location	Ownership	Apartments	Rentable SF	Avg. Size	Year Complete	Operating Highlights Percentage Occupied 2Q 2021	Percentage Occupied 1Q 2021	Average Revenue Per Home 2Q 2021	Average Revenue Per Home 1Q 2021	NOI* 2Q 2021	NOI* 1Q 2021	NOI* YTD 2021	Debt Balance
Hudson Waterfront														
Liberty Towers	Jersey City, NJ	100.0%	648	603,110	931	2003	92.6%	88.1%	$3,284	$3,016	$3,176	$3,033	$6,209	$265,000
BLVD 425	Jersey City, NJ	74.3%	412	369,515	897	2003	87.6%	76.5%	3,092	3,064	1,531	1,474	3,005	131,000
BLVD 475	Jersey City, NJ	100.0%	523	475,742	910	2011	86.6%	80.5%	3,181	3,100	1,984	1,972	3,956	165,000
BLVD 401	Jersey City, NJ	74.3%	311	273,132	878	2016	93.9%	88.4%	3,135	3,280	1,690	1,543	3,233	117,000
Soho Lofts	Jersey City, NJ	100.0%	377	449,067	1,191	2017	92.8%	89.4%	3,800	3,910	1,926	1,874	3,800	160,000
Urby Harborside	Jersey City, NJ	85.0%	762	474,476	623	2017	93.0%	92.0%	2,776	2,897	3,682	3,864	7,546	192,000
RiverHouse 11	Weehawken, NJ	100.0%	295	250,591	849	2018	93.6%	94.6%	3,349	3,386	1,984	1,836	3,820	100,000
RiverTrace at Port Imperial	West New York, NJ	22.5%	316	295,767	936	2014	90.5%	90.2%	2,857	2,993	1,504	1,500	3,004	82,000
Hudson Waterfront Subtotal		**85.0%**	**3,644**	**3,191,400**	**876**		**91.3%**	**87.4%**	**$3,150**	**$3,152**	**$17,477**	**17,096**	**34,573**	**$1,212,000**
Massachusetts														
Portside at East Pier	East Boston, MA	100.0%	181	156,091	862	2015	93.1%	92.0%	$2,605	$2,729	$921	$985	$1,906	$58,998
Portside II at East Pier	East Boston, MA	100.0%	296	235,078	794	2018	96.2%	95.8%	2,713	2,732	1,553	1,585	3,138	97,000
145 Front at City Square	Worcester, MA	100.0%	365	305,656	837	2018	92.9%	94.2%	2,136	2,130	1,318	1,305	2,623	63,000
The Emery	Revere, MA	100.0%	326	273,140	838	2020	96.3%	96.0%	2,081	2,071	1,152	1,108	2,260	72,000
Massachusetts Subtotal		**100.0%**	**1,168**	**969,965**	**830**		**94.7%**	**94.8%**	**$2,340**	**$2,359**	**$4,944**	**$4,983**	**$9,927**	**$290,998**
Other														
Signature Place	Morris Plains, NJ	100.0%	197	203,716	1,034	2018	96.4%	95.4%	$2,642	$2,770	$770	$803	$1,573	$43,000
Quarry Place at Tuckahoe	Eastchester, NY	100.0%	108	105,509	977	2016	89.8%	89.8%	3,775	3,767	494	553	1,047	41,000
RiverPark at Harrison	Harrison, NJ	45.0%	141	125,498	890	2014	93.6%	93.6%	2,278	2,273	352	407	759	30,192
Metropolitan at 40 Park (2)	Morristown, NJ	25.0%	130	124,237	956	2010	93.8%	96.2%	2,978	2,960	581	523	1,104	36,500
Metropolitan Lofts	Morristown, NJ	50.0%	59	54,683	927	2018	94.9%	88.1%	2,993	3,145	114	202	316	18,200
Station House	Washington, DC	50.0%	378	290,348	768	2015	91.0%	89.4%	2,515	2,520	1,379	1,295	2,674	94,244
Other Subtotal		**61.2%**	**1,013**	**903,991**	**892**		**92.9%**	**92.0%**	**$2,728**	**$2,760**	**$3,690**	**$3,783**	**$7,473**	**$263,136**
Operating Communities Total (3)		**83.9%**	**5,825**	**5,065,356**	**870**		**92.3%**	**89.7%**	**$2,914**	**$2,925**	**$26,111**	**$25,862**	**$51,973**	**$1,766,134**

Notes:
See Information About Net Operating Income on page 37. See supporting "Operating Communities" notes on page 35.

2Q 2021 CLI Multifamily Portfolio 23

Operating Communities - Commercial

$ in thousands

Commercial	Location	Ownership	Spaces	Rentable SF	Year Complete	Percentage Leased 2Q 2021	Percentage Leased 1Q 2021	NOI* 2Q 2021	NOI* 1Q 2021	NOI* YTD 2021	Debt Balance
						Operating Highlights					
Port Imperial Garage South	Weehawken, NJ	70.0%	800	320,426	2013	N/A	N/A	$100	($44)	$56	$32,904
Port Imperial Garage North	Weehawken, NJ	100.0%	786	304,617	2015	N/A	N/A	(115)	(154)	(269)	-
Port Imperial Retail South	Weehawken, NJ	70.0%		18,064	2013	88.1%	88.1%	210	100	310	3,831
Port Imperial Retail North	Weehawken, NJ	100.0%		8,400	2015	100.0%	100.0%	(179)	(423)	(602)	-
Riverwalk at Port Imperial	West New York, NJ	100.0%		30,745	2008	58.0%	52.3%	(9)	52	43	-
Shops at 40 Park	Morristown, NJ	25.0%		50,973	2010	69.0%	69.0%	237	231	468	6,067
Commercial Total		**80.9%**		**733,225**		**71.5%**	**69.9%**	**$244**	**($238)**	**$6**	**$42,802**

Hotels	Location	Ownership	Keys	Year Complete	Average Occupancy 2Q 2021	Average Occupancy 1Q 2021	ADR 2Q 2021	ADR 1Q 2021	NOI* 2Q 2021	NOI* 1Q 2021	NOI* YTD 2021	Debt Balance
Envue, Autograph Collection	Weehawken, NJ	100.0%	208	2019	27.0%	N/A	$171	N/A	$198	($774)	($576)	
Residence Inn at Port Imperial	Weehawken, NJ	100.0%	164	2018	76.3%	68.0%	145	121	394	(11)	383	
Marriott Hotels at Port Imperial		**100.0%**	**372**		**76.3%**	**68.0%**	**$145**	**$121**	**$592**	**($785)**	**($193)**	**$89,000**

Summary of Consolidated RRT NOI by Type (unaudited):

	2Q 2021	1Q 2021
Total Consolidated Residential - Operating Communities - from p. 23	$18,499	$18,071
Total Consolidated Commercial - (from table above)	7	(469)
Total NOI from Consolidated Properties (excl unconsol. JVs/subordinated interests):	$18,506	$17,602
NOI (loss) from services, land/development/repurposing & other assets	(218)	(49)
Total NOI for RRT*:	**$18,288**	**$17,553**

Notes:
See Information About Net Operating Income on page 37.

2Q 2021 CLI Multifamily Portfolio 24

In-Construction Communities & Land Bank

$ in thousands

				Project Capitalization - Total				Capital as of 2Q 2021			Development Schedule					
Community	Location	Ownership	Apartment Homes/ Keys	Costs	Debt [1]	MCRC Capital	Third Party Capital	Dev Costs [2]	Debt Balance	MCRC Capital	Start	Initial Occupancy	Project Stabilization	Projected Stabilized Yield	Projected Stabilized NOI	Projected Stabilized FFO
Consolidated																
RiverHouse 9	Weehawken, NJ	100.0%	313	$143,778	$92,000	$51,778	-	$125,847	$74,069	$51,778	3Q 2018	2Q 2021	2Q 2022	6.33%	$9,100	$6,110
The Upton	Short Hills, NJ	100.0%	193	99,412	64,000	35,412	-	91,197	55,785	35,412	4Q 2018	1Q 2021	4Q 2021	6.31%	6,268	4,188
The Charlotte	Jersey City, NJ	100.0%	750	469,510	300,000	169,510	-	383,789	214,279	169,510	1Q 2019	1Q 2022	3Q 2023	5.98%	28,100	18,350
Consolidated		**100.0%**	**1,256**	**$712,700**	**$456,000**	**$256,700**	**$0**	**$551,211**	**$344,133**	**$256,700**				**6.12%**	**$43,468**	**$28,648**
Joint Ventures																
The Capstone	West New York, NJ	40.0%	360	192,916	112,000	35,529	45,387	167,032	96,419	35,529	4Q 2017	1Q 2021	1Q 2022	6.34%	12,222	8,582
Joint Ventures		**40.0%**	**360**	**$192,916**	**$112,000**	**$35,529**	**$45,387**	**$167,032**	**$96,419**	**$35,529**				**6.34%**	**$12,222**	**$8,582**
In-Construction Communities Total		**86.6%**	**1,616**	**$905,616**	**$568,000**	**$292,229**	**$45,387**	**$718,243**	**$440,552**	**$292,229**				**6.15%**	**$55,690**	**$37,230**
							Total Remaining Capital	**$187,373**	**$127,448**	**$0**						

Lease-Up Communities	Units Delivered	NOI* 2Q 2021	Percentage Leased 2Q 2021	Percentage Occupied 2Q 2021
RiverHouse 9	313	-	41.5%	6.1%
The Upton	193	(184)	88.1%	53.4%
The Capstone	360	(271)	64.4%	40.3%
Lease-Up Communities Total	**866**	**($455)**	**61.4%**	**30.9%**

Land Bank	Potential Units
Hudson Waterfront	6,080
Greater NY/NJ	1,266
Boston Metro	1,164
Land Bank Total	**8,510**

Notes:
NOI amounts are projected only. See Information About Net Operating Income (NOI) on page 37.
See supporting "In-Construction Communities" notes on page 35.

2Q 2021 CLI Multifamily Portfolio 25

Roseland Balance Sheet 26 2Q 2021 $ in thousands (unaudited) CLI Multifamily Portfolio 2Q 2021 1Q 2021 ASSETS Rental Property Land and leasehold interests $323,140 $323,139 Buildings and improvements 1,911,373 1,875,837 Tenant improvements 6,883 6,796 Furniture, fixtures and equipment 83,404 78,922 Land and improvements held for development 301,861 310,868 Development and construction in progress 636,346 627,035 Total Gross Rental Property 3,263,007 3,222,597 Less: Accumulated depreciation (169,865) (154,422) Net Investment in Rental Property 3,093,142 3,068,175 Assets held for sale, net - - Total Property Investments 3,093,142 3,068,175 Cash and cash equivalents 6,995 6,420 Restricted cash 14,691 13,125 Investments in unconsolidated JV's 151,304 154,534 Unbilled rents receivable, net 4,947 3,987 Deferred charges & other assets 31,010 33,258 Accounts receivable, net of allowance 2,262 2,373 Total Assets $3,304,351 $3,281,872 LIABILITIES & EQUITY Mortgages, loans payable & other obligations $1,772,503 $1,727,527 Note payable to affiliate 19,244 3,502 Accounts pay, accrued exp and other liabilities 70,141 79,717 Rents recv'd in advance & security deposits 8,309 7,248 Accrued interest payable 4,214 4,256 Total Liabilities 1,874,411 1,822,250 Redeemable noncontrolling interest - Rockpoint Group 464,648 462,943 Noncontrolling interests in consolidated joint ventures 42,683 43,706 Mack-Cali capital 922,609 952,973 Total Liabilities & Equity $3,304,351 $3,281,872

Roseland Income Statement

$ in thousands
(unaudited)

	2Q 2021	1Q 2021	4Q 2020	3Q 2020	2Q 2020
REVENUES					
Base rents	$30,897	$29,682	$30,602	$29,238	$31,190
Escalation and recoveries from tenants	1,056	917	893	1,311	1,218
Real estate services	2,589	2,526	2,766	2,864	2,711
Parking income	2,254	1,943	1,998	2,439	1,496
Hotel income	2,714	1,053	997	893	772
Other income	769	1,195	846	913	847
Total revenues	**$40,279**	**$37,316**	**$38,102**	**$37,658**	**$38,234**
EXPENSES					
Real estate taxes	$6,711	$6,370	$7,377	$5,675	$6,312
Utilities	1,412	1,886	1,342	1,562	1,376
Operating services	9,778	7,655	8,948	10,267	8,172
Real estate service expenses	3,163	3,239	3,420	3,258	3,035
General and administrative	8,593	3,005	2,855	6,010	3,250
Dead deal and transaction-related costs	1,250	-	-	-	-
Depreciation and amortization	15,717	15,180	15,016	15,551	15,309
Property impairments	-	-	-	36,582	-
Land and other impairments	7,519	-	-	-	4,856
Total expenses	**$54,143**	**$37,335**	**$38,958**	**$78,905**	**$42,310**
Operating Income	**($13,864)**	**($19)**	**($856)**	**($41,247)**	**($4,076)**
OTHER (EXPENSE) INCOME					
Interest expense	($9,639)	($8,594)	($9,122)	($9,067)	($9,164)
Interest and other investment income (loss)	-	-	-	2	6
Equity in earnings (loss) of unconsolidated joint ventures	363	(1,337)	(1,298)	880	(569)
Realized and unrealized gains (losses) on disposition	-	-	7,164	-	-
Gain on sale from unconsolidated joint venture	-	-	35,184	-	-
Gain (loss) from early extinguishment of debt, net	-	-	(272)	-	-
Total other income (expense)	**($9,276)**	**($9,931)**	**$31,656**	**($8,185)**	**($9,727)**
Net income (loss)	**($23,140)**	**($9,950)**	**$30,800**	**($49,432)**	**($13,803)**
Noncontrolling interest in consolidated joint ventures	$1,198	$1,304	$707	$798	$447
Redeemable noncontrolling interest	(6,016)	(6,016)	(6,016)	(6,016)	(6,016)
Net income (loss) available to common shareholders	**($27,958)**	**($14,662)**	**$25,491**	**($54,650)**	**($19,372)**

2Q 2021

CLI Multifamily Portfolio

27

28 Office Portfolio 2Q 2021 28

Property Listing 29 2Q 2021 CLI Office Portfolio Notes: See supporting “Property Listing” notes on page 35. Avg. Base Rent Building Location Total SF Leased SF % Leased + Escalations (1) SF % Total In-Place Rent 101 Hudson Jersey City, NJ 1,246,283 1,029,991 82.6% $45.52 8,563 1% $41.99 Harborside 2 & 3 Jersey City, NJ 1,487,222 1,283,308 86.3% 41.00 22,300 1% 42.00 Harborside 5 Jersey City, NJ 977,225 533,053 54.5% 43.63 114,725 12% 44.85 Harborside 6 Jersey City, NJ 231,856 91,764 39.6% 42.50 44,222 19% 42.50 111 River Street Hoboken, NJ 566,215 460,352 81.3% 42.30 - 0% - Total Waterfront 4,508,801 3,398,468 75.4% $43.01 189,810 4% $43.84 Harborside 1 (4) Jersey City, NJ 399,578 - N/A N/A N/A N/A N/A Total Waterfront 4,908,379 3,398,468 69.2% $43.01 189,810 4% $43.84 7 Giralda Farms (2) Madison, NJ 236,674 142,136 60.1% 36.88 - 0% - 4 Gatehall Drive (2) Parsippany, NJ 248,480 101,532 40.9% 31.42 - 0% - 23 Main Street (3) Holmdel, NJ 350,000 350,000 100.0% 22.86 - 0% - Total Suburban 835,154 593,668 71.1% $27.63 - 0% $0.00 Total In-Service Office Portfolio 5,343,955 3,992,136 74.7% $40.85 189,810 4% $43.84 2021 Expirations

Leasing Rollforwards & Activity

Leasing Rollforwards

For the three months ended June 30, 2021

	Pct. Leased 3/31/2021	Inventory 3/31/2021	Sq. Ft. Leased 3/31/2021	Inventory Acquired/ Disposed	Leased Sq. Ft. Acquired/ Disposed	Expiring/ Adj. Sq. Ft.	Incoming Sq. Ft.	Net Leasing Activity	Inventory 6/30/2021	Sq. Ft. Leased 6/30/2021	Pct. Leased 6/30/2021
Waterfront	74.2%	4,508,801	3,345,222	-	-	(22,227)	75,473	53,246	4,508,801	3,398,468	75.4%
Class A Suburban	82.0%	828,413	678,902	(828,413)	(678,902)	-	-	-	-	-	-
Suburban	69.7%	1,474,644	1,027,501	(639,490)	(436,124)	(10,840)	13,131	2,291	835,154	593,668	71.1%
Subtotals	**74.2%**	**6,811,858**	**5,051,625**	**(1,467,903)**	**(1,115,026)**	**(33,067)**	**88,604**	**55,537**	**5,343,955**	**3,992,136**	**74.7%**

For the six months ended June 30, 2021

	Pct. Leased 12/31/2020	Inventory 12/31/2020	Sq. Ft. Leased 12/31/2020	Inventory Acquired/ Disposed	Leased Sq. Ft. Acquired/ Disposed	Expiring/ Adj. Sq. Ft.	Incoming Sq. Ft.	Net Leasing Activity	Inventory 6/30/2021	Sq. Ft. Leased 6/30/2021	Pct. Leased 6/30/2021
Waterfront	77.3%	4,508,801	3,485,288	-	-	(220,458)	133,638	(86,820)	4,508,801	3,398,468	75.4%
Class A Suburban	86.6%	1,755,079	1,519,109	(1,755,079)	(1,523,594)	(16,251)	20,736	4,485	-	-	-
Suburban	74.2%	1,624,244	1,205,429	(789,090)	(576,977)	(48,185)	13,131	(35,054)	835,154	593,668	71.1%
Subtotals	**78.7%**	**7,888,124**	**6,209,826**	**(2,544,169)**	**(2,100,571)**	**(284,894)**	**167,505**	**(117,389)**	**5,343,955**	**3,992,136**	**74.7%**

Leasing Activity

For the three months ended June 30, 2021

	Number of Transactions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed and Other Retained	Weighted Avg. Sq. Ft.	Weighted Avg. Term (Yrs)	Wtd. Avg. Base Rent ($) [1]	Wtd. Avg. Costs Sq. Ft. Per Year ($)
Waterfront	5	75,473	51,594	23,879	15,095	9.1	$41.98	$10.84
Suburban	1	13,131	13,131	-	13,131	11.1	33.18	5.75
Subtotals	**6**	**88,604**	**64,725**	**23,879**	**14,767**	**9.4**	**$40.68**	**$9.95**

Notes:

(1) Inclusive of escalations.

2Q 2021 CLI Office Portfolio 30

31 2Q 2021 Top 15 Tenants Notes: See supporting “Top 15 Tenants” notes on page 35. CLI Office Portfolio Percentage of Annualized Company Square Percentage Year of Number of Base Rental Annualized Base Feet Total Company Lease Properties Revenue ($) (1) Rental Revenue (%)(2) Leased Leased Sq. Ft. (%) (2) Expiration John Wiley & Sons, Inc. 1 $10,888,238 8.3% 290,353 7.7% 2033 MUFG Bank, Ltd. 1 9,939,269 7.6% 237,350 6.3% 2029 Bank of America Merrill Lynch 1 9,417,902 7.2% 388,207 10.2% 2027 E*Trade Financial Corporation 1 5,396,412 4.1% 132,265 3.5% 2031 Vonage America Inc. 1 4,924,500 3.7% 350,000 9.2% 2023 Arch Insurance Company 1 4,326,008 3.3% 106,815 2.8% 2024 First Data Corporation 1 3,723,639 2.8% 88,374 2.3% (3) Sumitomo Mitsui Banking Corp. 1 3,693,106 2.8% 111,105 2.9% 2037 (4) Brown Brothers Harriman & Co. 1 3,673,536 2.8% 114,798 3.0% 2026 TP Icap Americas Holdings Inc. 1 3,446,090 2.6% 100,759 2.7% (5) Cardinia Real Estate LLC 1 3,174,886 2.4% 79,771 2.1% 2032 Natixis North America LLC 1 3,093,290 2.4% 89,907 2.4% 2021 New Jersey City University 1 2,964,822 2.3% 84,929 2.2% 2035 Zurich American Insurance Co. 1 2,915,378 2.2% 64,414 1.7% 2032 Leo Pharma Inc. 1 2,803,279 2.1% 78,479 2.1% 2027 Totals $74,380,355 56.6% 2,317,526 61.1%

Lease Expirations

Year of Expiration/Market	Number of Leases Expiring [1]	Net Rentable Area Subject to Expiring Leases (Sq. Ft.) [2]	Percentage of Total Leased Square Feet Represented by Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) [3][4]	Average Annualized Base Rent Per Net Rentable Square Foot Represented by Expiring Leases ($)	Percentage of Annual Base Rent Under Expiring Leases (%)
2021						
Waterfront	9	189,810	5.0	7,274,410	38.32	5.5
TOTAL – 2021	**9**	**189,810**	**5.0**	**7,274,410**	**38.32**	**5.5**
2022						
Waterfront	12	102,307	2.7	4,022,019	39.31	3.1
Suburban	3	11,356	0.3	315,250	27.76	0.2
TOTAL – 2022	**15**	**113,663**	**3.0**	**4,337,269**	**38.16**	**3.3**
2023						
Waterfront	12	326,899	8.6	12,498,512	38.23	9.5
Suburban	2	410,482	10.9	7,011,129	17.08	5.3
TOTAL – 2023	**14**	**737,381**	**19.5**	**19,509,641**	**26.46**	**14.8**
2024						
Waterfront	16	263,231	7.0	10,837,747	41.17	8.2
TOTAL – 2024	**16**	**263,231**	**7.0**	**10,837,747**	**41.17**	**8.2**
2025						
Waterfront	9	106,398	2.8	3,165,494	29.75	2.4
Suburban	2	15,808	0.4	459,539	29.07	0.4
TOTAL – 2025	**11**	**122,206**	**3.2**	**3,625,033**	**29.66**	**2.8**
2026						
Waterfront	11	249,982	6.6	9,070,552	36.28	6.9
Suburban	10	73,916	1.9	2,174,970	29.42	1.7
TOTAL – 2026	**21**	**323,898**	**8.5**	**11,245,522**	**34.72**	**8.6**
2027 AND THEREAFTER						
Waterfront	49	1,959,844	51.7	71,814,546	36.64	54.7
Suburban	3	78,479	2.1	2,803,279	35.72	2.1
TOTAL – 2027 AND THEREAFTER	**52**	**2,038,323**	**53.8**	**74,617,825**	**36.61**	**56.8**
TOTALS BY TYPE						
Waterfront	118	3,198,471	84.4	118,683,280	37.11	90.3
Suburban	20	590,041	15.6	12,764,167	21.63	9.7
Totals/Weighted Average	**138**	**3,788,512**	**100.0**	**131,447,447**	**34.70**	**100.0**

Notes:
See supporting "Expirations" notes on page 35.

2Q 2021 CLI Office Portfolio 32

FFO, Core FFO, AFFO, Adjusted EBITDA, & EBITDAre (Notes) 33 2Q 2021 Funds from operations (“FFO”) is defined as net income (loss) before noncontrolling interests of unitholders, computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains or losses from depreciable rental property transactions (including both acquisitions and dispositions), and impairments related to depreciable rental property, plus real estate-related depreciation and amortization. The Company believes that FFO per share is helpful to investors as one of several measures of the performance of an equity REIT. The Company further believes that as FFO per share excludes the effect of depreciation, gains (or losses) from property transactions and impairments related to depreciable rental property (all of which are based on historical costs which may be of limited relevance in evaluating current performance), FFO per share can facilitate comparison of operating performance between equity REITs. FFO per share should not be considered as an alternative to net income available to common shareholders per share as an indication of the Company’s performance or to cash flows as a measure of liquidity. FFO per share presented herein is not necessarily comparable to FFO per share presented by other real estate companies due to the fact that not all real estate companies use the same definition. However, the Company’s FFO per share is comparable to the FFO per share of real estate companies that use the current definition of the National Association of Real Estate Investment Trusts (“NAREIT”). A reconciliation of net income per share to FFO per share is included in the financial tables above. Core FFO is defined as FFO, as adjusted for items that may distort the comparative measurement of the Company’s performance over time. Adjusted FFO ("AFFO") is defined as Core FFO less (i) recurring tenant improvements, leasing commissions and capital expenditures, (ii) straight-line rents and amortization of acquired above/below-market leases, net, and (iii) other non-cash income, plus (iv) other non-cash charges. Core FFO and AFFO are both non-GAAP financial measures that are not intended to represent cash flow and are not indicative of cash flows provided by operating activities as determined in accordance with GAAP. Core FFO and AFFO are presented solely as supplemental disclosures that the Company’s management believes provides useful information regarding the Company's operating performance and its ability to fund its dividends. There are not generally accepted definitions established for Core FFO or AFFO. Therefore, the Company's measures of Core FFO and AFFO may not be comparable to the Core FFO and AFFO reported by other REITs. A reconciliation of net income to Core FFO and AFFO are included in the financial tables above. Adjusted EBITDA is a non-GAAP financial measure. The Company computes Adjusted EBITDA in accordance with what it believes are industry standards for this type of measure, which may not be comparable to Adjusted EBITDA reported by other REITs. The Company defines Adjusted EBITDA as Core FFO , plus interest expense, plus income tax expense, plus income (loss) in noncontrolling interest in consolidated joint ventures, and plus adjustments to reflect the entity's share of Adjusted EBITDA of unconsolidated joint ventures. The Company presents Adjusted EBITDA because the Company believes that Adjusted EBITDA, along with cash flow from operating activities, investing activities and financing activities, provides investors with an additional indicator of the Company’s ability to incur and service debt. Adjusted EBITDA should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of the Company’s financial performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of the Company’s liquidity. EBITDAre is a non-GAAP financial measure. The Company computes EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which may not be comparable to EBITDAre reported by other REITs that do not compute EBITDAre in accordance with the NAREIT definition, or that interpret the NAREIT definition differently than the Company does. The White Paper on EBITDAre approved by the Board of Governors of NAREIT in September 2017 defines EBITDAre as net income (loss) (computed in accordance with Generally Accepted Accounting Principles, or GAAP), plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property, plus impairment write-downs of depreciated property and investments in unconsolidated joint ventures, plus adjustments to reflect the entity's share of EBITDAre of unconsolidated joint ventures. The Company presents EBITDAre, because the Company believes that EBITDAre, along with cash flow from operating activities, investing activities and financing activities, provides investors with an additional indicator of the Company’s ability to incur and service debt. EBITDAre should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of the Company’s financial performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of the Company’s liquidity. Information About FFO, Core FFO, AFFO, Adjusted EBITDA, & EBITDAre CLI Company Highlights Notes (1) Includes the Company’s share from unconsolidated joint ventures, and adjustments for noncontrolling interest, of $2,533 and $3,340 for the three months ended June 30, 2021 and 2020, respectively, and $4,808 and $6,689 for the six months ended June 30, 2021 and 2020, respectively. Excludes non-real estate-related depreciation and amortization of $329 and $482 for the three months ended June 30, 2021 and 2020, respectively, and $654 and $932 for the six months ended June 30, 2021 and 2020. (2) Funds from operations is calculated in accordance with the definition of FFO of the National Association of Real Estate Investment Trusts (NAREIT). See “Information About FFO, Core FFO and AFFO” below. (3) Includes free rent of $4,464 and $3,301 for the three months ended June 30, 2021 and 2020, respectively, and $8,189 and $6,257 for the six months ended June 30, 2021 and 2020, respectively. Also includes the Company's share from unconsolidated joint ventures of $46 and ($11) for the three months ended June 30, 2021 and 2020, respectively, and $134 and ($17) for the six months ended June 30, 2021 and 2020, respectively. (4) Includes the Company's share from unconsolidated joint ventures of $0 and $0 for the three months ended June 30, 2021 and 2020, respectively, and $0 and $0 for the six months ended June 30, 2021 and 2020, respectively. (5) Excludes expenditures for tenant spaces in properties that have not been owned by the Company for at least a year. (6) Net Debt calculated by taking the sum of senior unsecured notes, unsecured revolving credit facility, and mortgages, loans payable and other obligations, and deducting cash and cash equivalents and restricted cash, all at period end. (7) Calculated based on weighted average common shares outstanding, assuming redemption of Operating Partnership common units into common shares 8,765 and 9,395 for the three months ended June 30, 2021 and 2020, respectively, and 8,784 and 9,419 for the six months ended June 30, 2021 and 2020, respectively.

Appendix

$ in thousands

Key Financial Metrics - (Page 5)

(1) Funds from operations ("FFO") is calculated in accordance with the definition of the National Association of Real Estate Investment Trusts (NAREIT). See p.33 "Information About FFO, Core FFO & AFFO".
(2) Includes any outstanding preferred units presented on a converted basis into common units, noncontrolling interests in consolidated joint ventures and redeemable noncontrolling interests.

Balance Sheet - (Page 8)

(1) Includes mark-to-market lease intangible net assets of $49,375 and mark-to-market lease intangible net liabilities of $25,691 as of 2Q 2021.
(2) Includes Prepaid Expenses and Other Assets attributable to Roseland of $12,883 as follows: (i) deposits of $6,557, (ii) other receivables of $2,650, (iii) other prepaids/assets of $1,644, and (iv) prepaid taxes of $2,032.

Same Store NOI- (Page 16)

(1) Values represent the Company's pro rata ownership of operating portfolio.
(2) Aggregate property-level revenue over the given period; less: operating expense, real estate taxes and utilities over the same period for the same store portfolio.
(3) Office Same Store excludes discontinued operations and Harborside 1 as it was removed from service in 4Q19.
(4) The aggregate sum of: property-level revenue, straight-line and ASC 805 adjustments over the given time period; less: operating expense, real estate taxes and utilities over the same period for the same store portfolio.

Debt Summary & Maturity Schedule - (Page 17)

(1) The actual weighted average LIBOR rate for the Company's outstanding variable rate debt was 0.11 percent as of June 30, 2021, plus the applicable spread.
(2) Minority interest share of consolidated debt is comprised of $33.7 million at Marbella, $30.1 million at M2, $9.9 million at Port Imperial South Garage, and $1.1 million at Port Imperial South Retail.
(3) Debt Maturity Schedule Detail:

	Construction	Office Secured	Residential Secured	Term Loan	Revolver	Unused Revolver Capacity
2021	-	-	$4	-	-	-
2022	$74	-	-	$27	-	-
2023	$56	-	$148	-	-	-
2024	$214	-	$308	-	$162	$88
2025	-	-	-	-	-	-
2026	-	$250	$408	-	-	-
2027	-	-	$206	-	-	-
2028	-	-	-	-	-	-
2029	-	$150	$293	-	-	-
2030	-	-	-	-	-	-
2031	-	-	$72	-	-	-

Debt Profile - (Pages 18-19)

(1) Effective rate of debt, including deferred financing costs, comprised of the cost of terminated treasury lock agreements (if any), debt initiation costs, mark-to-market adjustment of acquired debt and other transaction costs, as applicable.
(2) RiverHouse 9 construction loan can be extended to 12/19/23.
(3) The Upton construction loan can be extended to 9/26/24.
(4) The Charlotte construction loan can be extended to 12/1/25.

Unconsolidated Joint Ventures - (Page 20)

(1) Amounts represent the Company's share based on ownership percentage.
(2) Unconsolidated Joint Venture reconciliation is as follows:

	2Q 2021
Equity in Earnings of Unconsolidated Joint Ventures	($348)
Unconsolidated Joint Venture Funds from Operations	3,560
Joint Venture Share of Add-Back of Real Estate-Related Depreciation	3,212
Minority Interest in Consolidated Joint Venture Share of Depreciation	680
EBITDA Depreciation Add-Back	**$3,892**

2Q 2021

34

Appendix - Continued Transaction Activity - (Page 21) (1) Acquisitions list gross purchase prices at 100% ownership level; dispositions list gross sales proceeds at 100% ownership level. (2) On April 29, 2021, the Company completed the sale of its 50% interest in 12 Vreeland, 1 office building in Florham Park, NJ, totaling 139,750 square feet, for a gross sales price of $2.0 million Operating Communities - (Page 23) (1) Unconsolidated joint venture income represented at 100% venture NOI. See Information on Net Operating Income (NOI) on page 37. (2) As of June 30, 2021, Priority Capital included Metropolitan at $20,914,422 (Prudential). (3) Excludes approximately 121,000 SF of ground floor retail. In-Construction Communities - (Page 25) (1) Represents maximum loan proceeds. (2) Represents development costs funded with debt or capital as of June 30, 2021. (3) 850 of the 6,080 units in the Land Bank are associated with sites where the Company does not own the site, but rather has the options to acquire land for development. Property Listing - (Page 29) (1) Includes annualized base rental revenue plus escalations for square footage leased to commercial and retail tenants only. Excludes leases for amenity, parking and month-to-month tenants. Annualized base rental revenue plus escalations is based on actual June 2021 billings times 12. For leases whose rent commences after July 1, 2021 annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above. (2) These assets are under contract for sale. (3) Average base rents + escalations reflect rental values on a triple net basis. (4) Harborside 1 was taken out of service in 4Q19. Top 15 Tenants - (Page 31) (1) Annualized base rental revenue is based on actual June 2021 billings times 12. For leases whose rent commences after July 1, 2021, annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above. (2) Represents the percentage of space leased and annual base rental revenue to commercial tenants only. (3) First Data Corporation – 8,014 square feet expire in December 31, 2026; 80,360 square feet expires in 2029. (4) Sumitomo Mitsui Banking Corp – Space expires December 31, 2036. (5) TP Icap Americas Holdings – 63,372 square feet expire in 2023; 37,387 square feet expire in 2033. Lease Expirations - (Pages 32) (1) Includes office & standalone retail property tenants only. Excludes leases for amenity, retail, parking & month-to-month tenants. Some tenants have multiple leases. (2) Reconciliation to Company’s total net rentable square footage is as follows: (3) Annualized base rental revenue is based on actual June 2021 billings times 12. For leases whose rent commences after July 1, 2021 annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above. (4) Includes leases in effect as of the period end date, some of which have commencement dates in the future. 35 2Q 2021 Square Feet Square footage leased to commercial tenants 3,788,512 Square footage used for corporate offices, management offices, building use, retail tenants, food services, other ancillary service tenants and occupancy adjustments 203,624 Square footage unleased 1,351,819 Totalnetrentablesquarefootage(excludinggroundleases) 5,343,955

Global Definitions

Average Revenue Per Home: Calculated as total apartment revenue for the quarter divided by the average percent occupied for the quarter, divided by the number of apartments and divided by three.

Cash Rental Rate Roll-Up: The change in starting rent for applicable signed lease transactions in the period compared to the last month's rent for the prior space leased.

Consolidated Operating Communities: Wholly owned communities and communities whereby the Company has a controlling interest.

Class A Suburban: Long-term hold office properties in targeted submarkets; formerly defined as Urban Core.

Future Development: Represents land inventory currently owned or controlled by the Company.

GAAP Rental Rate Roll-Up: The change in average monthly rent for applicable signed lease transactions in the period compared to the average monthly rent for the prior space leased.

Identified Repurposing Communities: Communities not currently owned by RRT, which have been identified for transfer from Mack-Cali to RRT for residential repurposing.

In-Construction Communities: Communities that are under construction and have not yet commenced initial leasing activities.

Lease-Up Communities: Communities that have commenced initial operations but have not yet achieved Project Stabilization.

MCRC Capital: Represents cash equity that the Company has contributed or has a future obligation to contribute to a project.

Net Asset Value (NAV): The metric represents the net projected value of the Company's interest after accounting for all priority debt and equity payments. The metric includes capital invested by the Company.

Non-Core: Properties designated for eventual sale/disposition or repositioning/redevelopment.

Operating Communities: Communities that have achieved Project Stabilization.

Predevelopment Communities: Communities where the Company has commenced predevelopment activities that have a near-term projected project start.

Project Completion: As evidenced by a certificate of completion by a certified architect or issuance of a final or temporary certificate of occupancy.

Project Stabilization: Lease-Up communities that have achieved over 95 percentage leased for six consecutive weeks.

Projected Stabilized Yield: Represents Projected Stabilized Residential NOI divided by Total Costs. See following page for "Projected Stabilized Residential NOI" definition.

Repurposing Communities: Commercial holdings of the Company which have been targeted for rezoning from their existing office to new multi-family use and have a likelihood of achieving desired rezoning and project approvals.

Same Store Properties: Specific properties, which represent all in-service properties owned by the Company during the reported period, excluding properties sold, disposed of, held for sale, removed from service, or for any reason considered not stabilized, or being redeveloped or repositioned from January 1, 2020 through March 31, 2021.

Subordinated Joint Ventures: Joint Venture communities where the Company's ownership distributions are subordinate to payment of priority capital preferred returns.

Suburban: Long-term hold office properties (excluding Class A Suburban and Waterfront locations); formerly defined as Suburban Core

Third Party Capital: Capital invested by third parties and not Mack-Cali.

Total Costs: Represents full project budget, including land and developer fees, and interest expense through Project Completion.

Waterfront: Office assets located on NJ Hudson River waterfront.

2Q 2021

36

Information About Net Operating Income (NOI)

Reconciliation of Net Income (Loss) to Net Operating Income (NOI)

$ in thousands
(unaudited)

	2Q 2021			1Q 2021		
	Office/Corp	Roseland	Total	Office/Corp	Roseland	Total
Net Income (loss)	**($50,891)**	**($23,140)**	**($74,031)**	**$23,471**	**($9,950)**	**$13,521**
Deduct:						
Real estate services income	(4)	(2,589)	(2,593)	(1)	(2,526)	(2,527)
Interest and other investment loss (income)	(95)	-	(95)	(17)	-	(17)
Equity in (earnings) loss of unconsolidated joint ventures	14	(363)	(349)	119	1,337	1,456
General & Administrative - property level	-	(1,501)	(1,501)	-	(1,326)	(1,326)
Realized and unrealized (gains) losses on disposition	(5,601)	-	(5,601)	(22,781)	-	(22,781)
(Gain) loss on disposition of developable land	(111)	-	(111)	-	-	-
(Gain) loss from early extinguishment of debt, net	46,735	-	46,735	-	-	-
Add:						
Real estate services expenses	50	3,163	3,213	79	3,239	3,318
General and administrative	9,476	8,593	18,069	10,997	3,005	14,002
Dead deal and transaction-related costs	1,495	1,250	2,745			
Depreciation and amortization	13,429	15,717	29,146	13,652	15,180	28,832
Interest expense	7,192	9,639	16,831	10,309	8,594	18,903
Property impairments	6,041	-	6,041	-	-	-
Land impairments	-	7,519	7,519	413	-	413
Net operating income (NOI)	**$27,730**	**$18,288**	**$46,018**	**$36,241**	**$17,553**	**$53,794**

Definition of Net Operating Income (NOI)

NOI represents total revenues less total operating expenses, as reconciled to net income above. Same Store GAAP NOI and Same Store Cash NOI are reconciled to Total Property Revenues on page 14. The Company considers NOI, Same Store GAAP NOI, and Same Store Cash NOI to be meaningful non-GAAP financial measures for making decisions and assessing unlevered performance of its property types and markets, as it relates to total return on assets, as opposed to levered return on equity. As properties are considered for sale and acquisition based on NOI estimates and projections, the Company utilizes this measure to make investment decisions, as well as compare the performance of its assets to those of its peers. NOI should not be considered a substitute for net income, and the Company's use of NOI, Same Store GAAP NOI, Same Store Cash NOI may not be comparable to similarly titled measures used by other companies. The Company calculates NOI before any allocations to noncontrolling interests, as those interests do not effect the overall performance of the individual assets being measured and assessed.

2Q 2021

37

Company Information, Executive Officers, & Analysts

Company Information

Corporate Headquarters
Mack-Cali Realty Corporation
Harborside 3, 210 Hudson St., Ste. 400
Jersey City, New Jersey 07311
(732) 590-1010

Stock Exchange Listing
New York Stock Exchange

Trading Symbol
Common Shares: CLI

Contact Information
Mack-Cali Realty Corporation
Investor Relations Department
Harborside 3, 210 Hudson St., Ste. 400
Jersey City, New Jersey 07311

David Smetana
Chief Financial Officer
Phone: (732) 590-1035
E-Mail: Dsmetana@mack-cali.com
Web: www.mack-cali.com

Executive Officers

Mahbod Nia
Chief Executive Officer

David Smetana
Chief Financial Officer

Gary Wagner
General Counsel and Secretary

Ricardo Cardoso
EVP and Chief Investment Officer

Anna Malhari
Chief Operating Officer

Giovanni M. DeBari
Chief Accounting Officer

Equity Research Coverage

Bank of America Merrill Lynch
James C. Feldman

Citigroup
Michael Bilerman

Green Street Advisors
Danny Ismail

Truist
Michael R. Lewis

BTIG, LLC
Thomas Catherwood

Deutsche Bank North America
Derek Johnston

JP Morgan
Anthony Paolone

Evercore ISI
Steve Sakwa

Any opinions, estimates, forecasts or predictions regarding Mack-Cali Realty Corporation's performance made by these analysts are theirs alone and do not represent opinions, estimates, forecasts or predictions of Mack-Cali Realty Corporation or its management. Mack-Cali does not by its reference above or distribution imply its endorsement of or concurrence with such opinions, estimates, forecasts or predictions.

2Q 2021

38

DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS The Company considers portions of this information, including the documents incorporated by reference, to be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of such act. Such forward-looking statements relate to, without limitation, our future economic performance, plans and objectives for future operations and projections of revenue and other financial items. Forward-looking statements can be identified by the use of words such as “may,” “will,” “plan,” “potential,” “projected,” “should,” “expect,” “anticipate,” “estimate,” “target”, “continue” or comparable terminology. Forward-looking statements are inherently subject to certain risks, trends and uncertainties, many of which we cannot predict with accuracy and some of which we might not even anticipate. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions at the time made, the Company can give no assurance that such expectations will be achieved. Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements. Among the factors about which the Company has made assumptions are: -risks and uncertainties affecting the general economic climate and conditions, which in turn may have a negative effect on the fundamentals of the Company’s business and the financial condition of the Company’s tenants and residents; -the value of the Company’s real estate assets, which may limit the Company’s ability to dispose of assets at attractive prices or obtain or maintain debt financing secured by our properties or on an unsecured basis; -the extent of any tenant bankruptcies or of any early lease terminations; -The Company’s ability to lease or re-lease space at current or anticipated rents; -changes in the supply of and demand for the Company’s properties; -changes in interest rate levels and volatility in the securities markets; -The Company’s ability to complete construction and development activities on time and within budget, including without limitation obtaining regulatory permits and the availability and cost of materials, labor and equipment; -forward-looking financial and operational information, including information relating to future development projects, potential acquisitions or dispositions, leasing activities, capitalization rates and projected revenue and income; -changes in operating costs; -The Company’s ability to obtain adequate insurance, including coverage for terrorist acts; -The Company’s credit worthiness and the availability of financing on attractive terms or at all, which may adversely impact our ability to pursue acquisition and development opportunities and refinance existing debt and the Company’s future interest expense; -changes in governmental regulation, tax rates and similar matters; and -other risks associated with the development and acquisition of properties, including risks that the development may not be completed on schedule, that the tenants or residents will not take occupancy or pay rent, or that development or operating costs may be greater than anticipated. In addition, the extent to which the ongoing COVID-19 pandemic impacts us and our tenants will depend on future developments, which are highly uncertain and cannot be predicted with confidence, including the scope, severity and duration of the pandemic, the actions taken to contain the pandemic or mitigate its impact, and the direct and indirect economic effects of the pandemic and containment measures, among others. For further information on factors which could impact us and the statements contained herein, see Item 1A: Risk Factors in MCRC’s Annual Report on Form 10-K for the year ended December 31, 2020. We assume no obligation to update and supplement forward-looking statements that become untrue because of subsequent events, new information or otherwise. This Supplemental Operating and Financial Data is not an offer to sell or solicitation to buy any securities of the Mack-Cali Reality Corporation (“MCRC”). Any offers to sell or solicitations of the MCRC shall be made by means of a prospectus. The information in this Supplemental Package must be read in conjunction with, and is modified in its entirety by, the Quarterly Report on Form 10-Q (the “10-Q”) filed by the MCRC for the same period with the Securities and Exchange Commission (the “SEC”) and all of the MCRC’s other public filings with the SEC (the “Public Filings”). In particular, the financial information contained herein is subject to and qualified by reference to the financial statements contained in the 10-Q, the footnotes thereto and the limitations set forth therein. Investors may not rely on the Supplemental Package without reference to the 10-Q and the Public Filings. Any investors’ receipt of, or access to, the information contained herein is subject to this qualification. 39 2Q 2021